UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   August 16, 2010
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                                  Zanett, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                            001-32589                 56-4389547
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)          Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                      10022
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:      (212) 583-0300
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))






EXPLANATORY NOTE

On August 18, 2010, Zanett, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Filing")announcing a change in registered public accounting firms. This amendment (i) discloses the explanatory paragraph regarding uncertainty of the Company's ability to continue as a going concern included in the audit report for the consolidated financial statements of the Company's last fiscal year prepared by the Company's previous registered public accounting firm, which was omitted from the Original Filing and is required to be disclosed under Item 304(a)(1)(ii) of Regulation S-K and (ii) clarifies that there have not been any "disputes" or "reportable events" during the Company's two most recent fiscal years and through the date of the Original Filing. For the sake of convenience, this Current Report on Form 8-K/A amends and restates the Original Filing in its entirety.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 16, 2010, Zanett, Inc. (the "Company") was notified that Amper, Politziner and Mattia, LLP ("Amper") an independent registered public accounting firm combined its practice with that of Eisner LLP ("Eisner") and the combined practice operates under the name EisnerAmper LLP. The Audit Committee of the Company's Board of Directors has engaged EisnerAmper LLP to serve as the Company's new independent registered public accounting firm.

During the Company's last two fiscal years ended December 31, 2009 and December 31, 2008 (the "Fiscal Years"), and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted Eisner regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Eisner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement"(as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or "reportable events" (as described in
Item 304(a)(1)(v) of Regulation S-K).

The audit report of Amper on the consolidated financial statements of the Company as of and for the Fiscal Years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Amper on the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2009, however, contained an explanatory paragraph disclosing that there was substantial doubt as to the Company's ability to continue as a going concern.

During the Fiscal Years and through the date of this Current Report on Form 8-K, there have been (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such Fiscal Years or for any reporting period since the Company's last fiscal year end and (ii) no "disagreements or "reportable events" (as described in Item 304(a)(1)(iv) and (v) of Regulation S-K and the related instructions, respectively).

The Company has provided Amper a copy of the disclosures in this Current Report on Form 8-K/A and has requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Company's statements in this Item 4.01. A copy of the letter dated August 31, 2010 furnished by Amper in response to that request, stating its agreement, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits


16.1    Letter dated August 31, 2010 from Amper, Politziner and Mattia,LLP.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ZANETT, INC.

Date: August 31, 2010                   By: /s/ Dennis Harkins
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                                        Dennis Harkins
                                        President and Chief Financial Officer


EXHIBIT INDEX
Exhibit No. Description

16.1	Letter dated August 31, 2010 from Amper, Politziner and Mattia,LLP.




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